EXHIBIT 1

                         NORTHWEST TELEPRODUCTIONS, INC.
                                       and
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 as Rights Agent



                                Rights Agreement


                            Dated as of July 31, 1998





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                                RIGHTS AGREEMENT

         This Agreement, dated as of July 31, 1998, by and between NORTHWEST TELEPRODUCTIONS, INC., a Minnesota corporation ("the Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY (the "Rights Agent"),

                                   WITNESSETH:

         WHEREAS, on July 31, 1998, the Board of Directors of the Company (the "Board") authorized the issuance of, and declared a dividend payable in, one right (a "Right") for each share of Common Stock, $.01 par value per share, of the Company outstanding as of the close of business on August 14, 1998 (the "Record Date"), each such Right representing the right to purchase one one-hundredth (1/100) of a share of Series A Preferred Stock of the Company ("Preferred Stock") authorized by the Board of Directors of the Company (the "Board") on July 31, 1998, upon the terms and subject to the conditions hereinafter set forth; and

         WHEREAS, the Board further authorized the issuance of one Right (subject to adjustment) with respect to each share of Common Stock which may be issued between the Record Date and the earlier to occur of the Expiration Date or the Final Expiration Date (as such terms are hereinafter defined);

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

         (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the shares of Voting Stock (as such term is hereinafter defined) of the Company then outstanding; provided, that, an Acquiring Person shall not include an (i) Exempt Person (as such term is hereinafter defined), or (ii) any Person, together with all Affiliates and Associates of such Person, who or which would be an Acquiring Person solely by reason of (A) being the Beneficial Owner of shares of Voting Stock of the Company, the Beneficial Ownership of which was acquired by such Person pursuant to any action or transaction or series of related actions or transactions approved by a majority of the Continuing Directors before such Person otherwise became an Acquiring Person or (B) a reduction in the number of issued and outstanding shares of Voting Stock of the Company pursuant to a transaction or a series of related transactions approved by a majority of the Continuing Directors, or (iii) any Person who or which, together with all Affiliates and Associates of such Person, was (based upon such Person's Schedule 13D or Schedule 13G filings under the Exchange Act) the Beneficial Owner of 15% or more of the shares of Voting Stock of the Company as of the date this Rights Agreement was first adopted by the Board where such Person's status as a more than 15% Beneficial Owner of Voting Stock of the Company was expressly approved by the Board at the time this Rights Agreement was first adopted by the Board;

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provided,  further, that, in the event that such Person described in clause (ii)
does not become an Acquiring Person by reason of subclause (A) or (B) of this clause (ii), such Person nonetheless shall become an Acquiring Person in the event such Person thereafter acquires Beneficial Ownership of an additional 1% of the Voting Stock of the Company, unless the acquisition of such additional Voting Stock would not result in such person becoming an Acquiring Person by reason of subclause (A) or (B) of this clause (ii); provided, further, that such Person described in clause (iii) shall nonetheless become an Acquiring Person in the event such Person thereafter acquires Beneficial Ownership of an additional 1% of the Voting Stock of the Company unless such acquisition is pursuant to any action or transaction or series of related actions or transactions approved by a majority of the Continuing Directors. Notwithstanding the foregoing, if the Board determines in good faith (but only if at the time of such determination by the Board there are then in office not less than two Continuing Directors and such action is approved by a majority of the Continuing Directors then in office) that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this paragraph (a) has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person" as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed an "Acquiring Person" for any purposes of this Rights Agreement.

         (b) "Affiliate" and "Associate" shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Rights Agreement.

         (c)  A  Person   shall  be  deemed  the   "Beneficial   Owner"  of,  to
"Beneficially Own," or to have "Beneficial Ownership" of, any securities:

                  (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly, for purposes of
         Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder as in effect on the date of this Rights Agreement; or

                  (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, other rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (B) the right to vote, alone or in concert with others, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial

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         Owner of, or to  Beneficially  Own, any  securities  if the  agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report) as being beneficially owned by such Person; or

                  (iii) which are Beneficially Owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), whether or not in writing, for the purpose of acquiring, holding, and voting (except as described in clause (B) of subparagraph (ii) of this paragraph (c)) or disposing of any securities of the Company; provided, however, that for purposes of determining Beneficial Ownership of securities under this Rights Agreement, officers and directors of the Company, solely by reason of their status as such, shall not constitute a group (notwithstanding that they may be Associates of one another or may bc deemed to constitute a group for purposes of Section 13(d) of the Exchange Act) and shall not be deemed to own shares owned by another officer or director of the Company.

         Notwithstanding anything in this paragraph (c) to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own under this Rights Agreement. Further, notwithstanding anything in this paragraph (c) to the contrary, a Person engaged in the business of underwriting securities shall not be deemed be Beneficial Owner of, to Beneficially Own, or to have Beneficial Ownership of, any securities acquired in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

         (d) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Minnesota are authorized or obligated by law or executive order to close.

         (e) "Close of Business" on any given date shall mean 5:00 P.M., Minneapolis time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Minneapolis time, on the next succeeding Business day.

         (f) "Common Stock" when used with reference to the Company shall mean the common stock, par value $.01 per share of the Company. "Common Stock" when used with reference to any Person other than the Company which shall be organized in corporate form shall mean the capital stock or other equity

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security with the greatest per share voting power of such Person. "Common Stock"
when used with reference to any Person other than the Company which shall not be organized in corporate form shall mean units of beneficial interest which shall represent the right to participate in profits, losses, deductions and credits of such Person and which shall be entitled to exercise the greatest voting power per unit of such Person.

         (g) "Continuing Director" shall mean any member of the Board, while such person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, but only if such member either (i) was a member of the Board when this Rights Agreement was first adopted by the Board or (ii) subsequently became a member of the Board where such subsequent member's nomination for election or election to the Board was recommended or approved by a majority of the Continuing Directors then on the Board.

         (h) "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

         (i) "Exchange Act" shall have the meaning set forth in Section 1(b) hereof.

         (j) "Exempt Person" shall mean (i) the Company, (ii) any Subsidiary of the Company or (iii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any trust or other entity organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan.

         (k) "Exercise Price" shall have the meaning set forth in Sections 4 and 7(b) hereof.

         (l) "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

         (m) "Fair Market Value" of any security or other property shall mean the fair market value of such property as determined in accordance with Section 11(d) hereof.

         (n) "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

         (o) "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

         (p) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

         (q) "Preferred Stock" shall mean shares of Series A Preferred Stock, par value $.01 per share, of the Company, having the rights and preferences set forth in Exhibit A hereto.

         (r) "Qualifying Tender Offer" shall mean a tender or exchange offer for all outstanding shares of Common Stock of the Company approved by a majority of the Board (provided that at the time of such approval of the Board there are then in office not less than two Continuing Directors and such offer is approved by a majority of the Continuing Directors then in office), after taking into account the potential long-term value of the Company and all other factors that they consider relevant.


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         (s)  "Redemption  Price"  shall have the  meaning  set forth in Section
23(a) hereof.

         (t) "Right Certificate" shall have the meaning set forth in Section 3(d) hereof.

         (u) "Stock Acquisition Date" shall mean the first date on which there shall be a public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) or such earlier date as a majority of the Continuing Directors shall become aware of the existence of an Acquiring Person.

         (v) "Subsidiary" of a Person shall mean any corporation or other entity of which securities or other ownership interests having voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are Beneficially Owned, directly or indirectly, by such Person or by any corporation or other entity that is otherwise controlled by such Person.

         (w) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

         (x) "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

         (y) "Voting  Stock"  shall mean (i) the Common Stock of the Company and
(ii) any other shares of capital stock of the Company entitled to vote generally in the election of directors or entitled to vote together with the Common Stock in respect of any merger, consolidation, sale of all or substantially all of the Company's assets, liquidation, dissolution or winding up.

         Any determination required to be made by the Board for purposes of applying the definitions contained in this Section 1 shall be made in good faith by a majority of the Continuing Directors, or, if there are none, by the Board, which determination shall be binding on the Rights Agent and the holders of the Rights.

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of Rights (who in accordance with Section 3 hereof, shall, prior to the Distribution Date, also be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

         Section 3.        Issuance of Right Certificates.

         (a) Until the earlier of (i) the tenth day after the Stock Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board, but only if at the time of such determination there are then in office not less than two Continuing Directors and such action is approved by a majority of the Continuing Directors then in office, prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or the first public

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announcement  of the  intent of any  Person  (other  than an Exempt  Person)  to commence, a tender or exchange offer upon the successful consummation of which such Person, together with its Affiliates and Associates, would become the Beneficial Owner of 15% or more of the then outstanding shares of Voting Stock of the Company (irrespective of whether any shares are actually purchased pursuant to any such offer) (the earlier of such dates being herein referred to as the "Distribution Date"), (i) the Rights shall be evidenced by the certificates for Common Stock registered in the name of the holders thereof (together with, in the case of certificates for Common Stock outstanding as of the Record Date, the Summary of Rights) and not by separate Right certificates
(and the record holders of such certificates for Common Stock shall be the record holders of the Rights represented thereby), and (ii) the right to receive Right Certificate shall be transferable only simultaneously and together with the transfer of a share of Common Stock (subject to adjustment as hereinafter provided). Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for Common Stock shall constitute the surrender for transfer of the Right or Rights associated with the Common Stock evidenced thereby, whether or not accompanied by a copy of the Summary of Rights.

         (b) On the Record Date, or as soon as practicable thereafter, the Company shall send a copy of a Summary of Rights to Purchase Shares of Series A Preferred Stock, in substantially the form of Exhibit B attached hereto (the "Summary of Rights"), by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company.

         (c) Rights shall be issued in respect of all shares of Common Stock that become outstanding after the Record Date but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date.
Certificates   for  Common  Stock   issued   (including,   without   limitation,
certificates issued upon original issuance, transfer or exchange of Common Stock) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date, or the Final Expiration Date shall have impressed, printed, written or stamped thereon or otherwise affixed thereto the following legend:

                  This certificate also evidences and entitles the holder hereof to the same number of Rights (subject to adjustment) as the number of shares of Common Stock represented by this certificate, such Rights being on the terms provided in the Rights Agreement between NORTHWEST TELEPRODUCTIONS, INC. and AMERICAN STOCK TRANSFER & TRUST COMPANY, dated as of July 31, 1998, as it may be amended from time to time (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of NORTHWEST TELEPRODUCTIONS, INC. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. NORTHWEST TELEPRODUCTIONS, INC. shall mail to the registered holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances as provided in Section 7(e) of the Rights Agreement, Rights issued to or Beneficially Owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) or any subsequent holder of such Rights shall be null and void and may not be transferred to any Person.

         (d) As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent and the Rights Agent will, if requested, send by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Distribution Date, as shown by the records of the Company, at the address of such holder shown on such records, a certificate in the form provided by Section 4 hereof (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of and after the Distribution Date, the Rights shall be evidenced solely by Right Certificates and may be transferred by the transfer of the Right Certificate as permitted hereby, separately and apart from any transfer of one or more shares of Common Stock.

         Section 4. Form of Right Certificates. The Right Certificates and the forms of election to purchase and assignment to be printed on the reverse thereof, shall be substantially in the form set forth in Exhibit C hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate, or as may be required to comply with any applicable law, rule, or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Common Stock or the Rights may from time to time be listed or conform to usage or otherwise and as are not inconsistent with the provisions of this Rights Agreement. Subject to the provisions of Section 22 hereof, the Right
Certificates evidencing Rights whenever issued, (i) shall be dated as of the date of issuance of the Rights they represent; (ii) shall be subject to adjustment from time to time as provided herein; and (iii) on their face shall entitle the holders thereof to purchase such number of shares (including fractional shares which are integral multiples of one one-hundredth of a share) of Preferred Stock as shall be set forth therein at the price payable upon exercise of a Right provided by Section 7(b) hereof as the same may from time to time be adjusted as provided herein (the "Exercise Price").

         Section 5.        Countersignature and Registration.

         (a) Each Right Certificate shall be executed on behalf of the Company by its Chairman, Chief Executive Officer, President or any Vice President, either manually or by facsimile signature, and attested by the Chief Financial Officer, the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. Each Right Certificate shall be countersigned by the Rights Agent either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. If any officer of the Company who signed any Right Certificate ceases to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery of the certificate by the Company, such Right Certificate, nevertheless, may be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any person who, on the date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

         (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

         Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

         (a) Subject to the provisions of Sections 7(e), 7(f) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate may be transferred, or split up, combined or exchanged for one or more other Right Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for that purpose with the form of certificate and assignment on the reverse side thereof duly endorsed (or enclosed with such Right Certificate a written instrument of transfer in a form satisfactory to the Company and the Rights Agent), duly executed by the registered holder thereof or his attorney duly authorized in writing, and with such signature duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate to be split up, combined or exchanged at the office of the Rights Agent designated therefor. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any transfer tax that may be imposed in connection with any transfer, split up, combination or exchange of any Right Certificates.

         (b) Subject to the provisions of Sections 7(e), 7(f) and 14 hereof, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, or upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company shall issue and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

         Section 7.  Exercise  of Rights:  Exercise  Price:  Expiration  Date of
Rights.

         (a) The Rights shall not be exercisable until, and shall become exercisable on, the Distribution Date (unless otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Sections 7(e) and 23(a) hereof). Except as otherwise provided herein, the Rights may be exercised, in whole or in part, at any time commencing with the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed (with signatures duly guaranteed), to the Rights Agent at the principal office of the Rights Agent in New York, New York, together with payment of the Exercise Price with respect to the total number of one one-hundredths (1/100) of a share (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, subject to adjustment as hereinafter provided, at or prior to the Close of Business on the earlier of (i) July 31, 2008 (the "Final Expiration Date") or (ii) the date on which the Rights are redeemed as provided in Section 23 hereof (such earlier date herein referred to as the "Expiration Date").

         (b) The Exercise Price for each one one-hundredth (1/100) of a share of Preferred Stock pursuant to the exercise of a Right shall initially be Eleven Dollars ($11.00). The Exercise Price and the number of shares of Preferred Stock or other securities to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in accordance with paragraph (c) below.

         (c) Except as otherwise provided herein, upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment by certified check, cashier's check, bank draft or money order payable to the Company or the Rights Agent of the Exercise Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of the Right Certificate in accordance with Section 9(e) hereof, the Rights Agent shall thereupon promptly (i) requisition from any transfer agent of the Preferred Stock of the Company one or more certificates representing the number of shares of Preferred Stock to be so purchased, and the Company hereby authorizes and directs such transfer agent to comply with all such requests; (ii) as provided in Section 14(b), at the election of the Company, cause depository receipts to be issued in lieu of fractional shares of Preferred Stock; (iii) if the election provided for in the immediately preceding clause (ii) has not been made, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with
Section 14(b) hereof; (iv) after receipt of such Preferred Stock certificates, and if applicable, depository receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (v) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate; provided, however, that in the case of a purchase of securities, other than Preferred Stock, pursuant to
Section 13 hereof, the Rights Agent shall promptly take the appropriate actions corresponding in such case to that referred to in the foregoing clauses (i) through (v) of this Section 7(c). Notwithstanding the foregoing provisions of this Section 7(c), the Company may suspend the issuance of shares of Preferred Stock upon exercise of a Right for a reasonable period, not in excess of ninety
(90) days, during which time the Company seeks to register under the Securities Act of 1933, as amended (the "Act"), and any applicable securities law of any other jurisdiction, the shares of Preferred Stock to be issued pursuant to the Rights; provided, however, that nothing contained in this Section 7(c) shall relieve the Company of its obligations under Section 9(c) hereof.

         (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the remaining unexercised Rights shall be issued by the Rights Agent to the registered holder of such Right Certificate or his assign, subject to the provisions of Section 14(b) hereof.

         (e) Notwithstanding any provision of this Rights Agreement to the contrary, from and after the first occurrence of an event described in Section 11(a)(ii) herein, any Rights Beneficially Owned by (i) an Acquiring Person, or any Associate or Affiliate of such Acquiring Person, which a majority of the Continuing Directors, in their sole discretion, determines is or was involved in or caused or facilitated, directly or indirectly (including through any change in the Board), such event, (ii) a transferee of any Rights Beneficially Owned by such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after such Acquiring Person becomes such, or (iii) a transferee of any Rights Beneficially owned by such Acquiring Person (or any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from such Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which a majority of the Continuing Directors has determined is part of a plan, arrangement or understanding which has a primary purpose or effect of avoiding the provisions of this Section 7(e), shall become null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Rights Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determination with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights Beneficially Owned by an Acquiring Person whose Rights would be void pursuant to the provisions of this Section 7(e) or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the provisions of this Section 7(e) or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the provisions of this Section 7(e) shall be cancelled.

         (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate following the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

         Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company.

         Section 9. Reservation and Availability of Shares of Preferred Stock.

         (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of an event described in Section 11(a)(ii) or 13, out of its authorized and unissued shares of Common Stock and/or other securities), the number of shares of Preferred Stock (and, following the occurrence of an event described in Section 11(a)(ii) or 13, Common Stock and/or other securities) that, as provided in this Agreement including Section
11(a)(iii) hereof, will be sufficient to permit exercise in full of all outstanding Rights.

         (b) The Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares of Preferred Stock issued or reserved for issuance in accordance with this Rights Agreement to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock is listed or, if the principal market for the Common Stock is not on any national securities exchange, to be eligible for quotation in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") or any successor thereto or other comparable quotation system, or such other system on which the Common Stock may be quoted.

         (c) The Company covenants and agrees that it will take all such action as may be necessary to insure that all shares delivered upon the exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price in respect thereof), be duly and validly authorized and issued and fully paid and nonassessable shares.

         (d) The Company shall use its best efforts to (i) file, as soon as practicable following the occurrence of the event described in Section 11(a)(ii) or 13, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company may temporarily suspend, for a period not to exceed ninety
(90) days, the issuance of securities upon exercise of a Right in order to prepare and file a registration statement under the Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "Blue Sky" laws of the various states in connection with the exercisability of the Rights. Notwithstanding any provision of this Rights Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Act if required, shall have been declared effective.

         (e) The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any securities upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of a Right Certificate to a Person other than, or the issuance or delivery of certificates for securities upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company shall not be required to issue or deliver a Right Certificate or certificate for such securities to a Person other than such registered holder until any such transfer tax shall have been paid (any such transfer tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such transfer tax is due.

         Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby, and such certificate shall be dated as of the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated as of, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 11. Adjustment of Exercise Price or Number of Shares. The Exercise Price and the number and kind of shares which may be purchased upon exercise of a Right are subject to adjustment from time to time as provided in this Section 11.

         (a) (i) In the event the Company shall at any time after the date of this Rights Agreement (A) declare or pay any dividend on Common Stock payable in shares of Common Stock, (B) subdivide or split the outstanding shares of Common Stock into a greater number of shares or
         (C) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Common Stock, then and in each such event the number and kind of shares of Preferred Stock or capital stock issuable upon the exercise of a Right after the Record Date for such event (if one shall have been established or, if not, after the date of such event) shall be the number of shares of Preferred Stock or capital stock issuable pursuant to such right immediately prior to such event multiplied by a fraction, the numerator of which is the number of Rights outstanding immediately prior to such event, and the denominator of which is the number of Rights outstanding immediately after such event and the Exercise Price after such event shall be the Exercise Price in effect immediately prior to such event multiplied by such fraction. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

                  (ii) Subject to Sections 23(a) and 24 herein, in the event that any Person (other than an Exempt Person), alone or together with its Affiliates and Associates, shall become an Acquiring Person, except pursuant to a Qualifying Tender Offer and except as otherwise provided in this Section 11, each holder of a Right, except as provided in
         Section 7(e) hereof,  shall  thereafter  have the right to receive upon exercise of such Right in accordance with the terms of this Rights Agreement and payment of the Exercise Price, the greater of (A) the amount of Preferred Stock for which such Right was exercisable immediately prior to the first occurrence of the event described in this Section 11(a)(ii) or (B) the amount of Preferred Stock, based on the per share Fair Market Value of the Preferred Stock (determined pursuant to Section 11(d) hereof) on the date of such first occurrence, having a value equal to twice the Exercise Price; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii); further provided, however, in lieu of Preferred Stock, each holder of a Right, except as provided in Section 7(e) hereof, may thereafter elect to receive upon and at the time of exercise of such Right, such number of shares of Common Stock as, based upon the per share Fair Market Value of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such first occurrence, have a value equal to twice the Exercise Price. From and after the occurrence of an event described above, any Rights that are or were acquired or Beneficially Owned by any Acquiring Person (or any Associate or Affiliate of any Acquiring Person) or any transferee of any of the foregoing shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights Beneficially Owned by an Acquiring Person whose rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof, and no Right Certificate shall be issued pursuant to Section 3 upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof, or to any transferee or nominee of such an Acquiring Person, Associate or Affiliate, and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof shall be cancelled. In the event that any Person shall become an Acquiring Person and any Rights shall be outstanding, the Company shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.

                  (iii) In the event that the Company does not have available sufficient authorized but unissued Preferred Stock and Common Stock to permit the adjustments required pursuant to the foregoing subparagraph
         (i) or the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall take all such action as may be necessary to authorize and reserve for issuance such number of additional shares of Preferred Stock and Common Stock as may from time to time be required to be issued upon the exercise in full of all Rights from time to time outstanding and, if necessary, shall use its best efforts to obtain stockholder approval thereof. In lieu of issuing shares of Preferred Stock in accordance with the foregoing subparagraphs (i) and (ii), the Company may, subject to approval by a majority of the Continuing Directors of the Board, if it determines that such action is necessary or appropriate and not contrary to the interests of holders of the Rights, elect to issue or pay, upon the exercise of the Rights, cash, property, or shares of Preferred Stock or Common Stock, or any combination thereof. Such cash, property, or shares of Preferred Stock or Common Stock shall have a value equal to the Fair Market Value of the shares of Preferred Stock that otherwise would have been required to be issued upon such exercise of the Rights. The Fair Market Value of the Preferred Stock shall be determined pursuant to Section 11(d). Subject to Section 23 hereof, any such election by the Continuing Directors must be made and publicly announced within thirty (30) days after the date on which the event described in Section 11(a)(ii) occurs.

         (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock ("equivalent preference shares")) or securities convertible into Preferred Stock or equivalent preference shares at a price per share of Preferred Stock or equivalent preference share (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preference shares) less than the then current Fair Market Value of a share of Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and equivalent preference shares outstanding on such record date plus the number of shares of Preferred Stock and equivalent preference shares which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preference shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock and equivalent preference shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or equivalent preference shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by a majority of the Continuing Directors, or, if there are none, by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and equivalent preference shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

         (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current Fair Market Value of a share of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the Fair Market Value (as determined in good faith by a majority of the Continuing Directors, or, if there are none, by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current Fair Market Value (determined pursuant to Section 11(d) hereof) of a share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

         (d) For the purpose of this Rights Agreement, the "Fair Market Value" of any share of Preferred Stock, Common Stock or any other stock or any Right or other security or any other property on any date shall be determined as provided in this Section 11(d). In the case of a publicly traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Fair Market Value per share of any share of Common Stock is determined during a period which includes any date that is within 30 Trading Days after (i) the ex-dividend date for a dividend or distribution on such stock payable in shares of Common Stock or securities convertible into shares of Common Stock, or (ii) effective date of any subdivision, split, combination, consolidation, reverse stock split or reclassification of such stock, then, and in each such case, the Fair Market Value shall be appropriately adjusted by a majority of the Continuing Directors, or, if there are none, by the Board, to take into account ex-dividend or post-effective date trading. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way (in either case, as reported in the applicable transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange), or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the applicable transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the high bid and low asked prices) in the over-the-counter market, as reported by NASDAQ or such other system then in use; or, if no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board. The term "Trading Day" shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day. If a security is not publicly held or not so listed or traded, "Fair Market Value" shall mean the fair value per share of stock or per other unit of such other security, as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by a majority of the Continuing Directors, or, if there are none, by the Board, or, if no such investment banking firm is, in the good faith judgment of a majority of the Continuing Directors or the Board, as applicable, available to make such determination, in good faith by a majority of the Continuing Directors, or, if there are none, by the Board; provided, however, that for purposes of making the adjustment provided for by Section 11(a)(ii)(B) hereof, the Fair Market Value of a share of Preferred Stock shall not be less than 100% of the product of the Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Preferred Stock (as defined in the Certificate of Designation relating to the Preferred Stock) and shall not exceed 105% of the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Preferred Stock. In the case of property other than securities, the "Fair Market Value" thereof shall be determined in good faith by a majority of the Continuing Directors, or, if there are none, by the Board, based upon such appraisals or valuation reports of such independent experts as a majority of the Continuing Directors or the Board, as applicable, shall in good faith determine to be appropriate in accordance with good business practices and the interests of the holders of Rights. Any such determination of Fair Market Value shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent.

         (e) All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundredth (1/100) of a share, as the case may be.

         (f) Irrespective of any adjustment or change in the Exercise Price or the securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price and the number of shares to be issued upon exercise of the Rights as in the initial Right Certificates issued hereunder but, nevertheless, shall represent the Rights as so adjusted.

         (g) Before taking any action that would cause an adjustment reducing the purchase price per whole share purchasable upon exercise of the Rights below the then per share par value, the Company shall use its best efforts to take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares at such adjusted purchase price per share.

         (h) Notwithstanding anything in this Section 11 to the contrary, in the event of any reclassification of stock of the Company or any recapitalization, reorganization or partial liquidation of the Company or similar transaction, the Company shall make such further adjustments in the number and kind of shares which may be acquired upon exercise of the Rights, and such adjustments in the Exercise Price therefor, in addition to those adjustments expressly required by the other paragraphs of this Section 11, as a majority of Continuing Directors (or, if there are none, the Board) shall in good faith determine to be necessary or appropriate in order for the holders of the Rights in such event to be treated equitably and in accordance with the purpose and intent of this Rights Agreement or in order that any such event shall not, but for such adjustment, in the opinion of counsel to the Company, result in the stockholders of the Company being subject to any United States federal income tax liability by reason thereof.

         (i) In the event the Company shall at any time after the Record Date make any distribution on the shares of Common Stock of the Company, whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or partial liquidation of the Company or otherwise, in cash or any security, debt security, debt instrument, subscription right, warrant, real or personal property or any other property or security (other than any shares of Common Stock) and the amount of such cash dividend or the Fair Market Value of such security, right, warrant, debt security, debt instrument or property exceeds 150% of the aggregate amount of the cash dividends declared or paid on the Common Stock of the Company in the 15-month period immediately preceding such distribution, then and in each such event, unless such distribution is part of or is made in connection with a transaction to which Section 11(a)(ii) or
Section 13 hereof applies, the Exercise Price shall be reduced by an amount equal to the cash or the Fair Market Value of such distribution, as the case may be, per share of Common Stock. For purposes hereof, the Fair Market Value of any property distributed to the holders of shares of Common Stock shall be the Fair Market Value of such property as determined by an independent investment banking firm experienced in the valuation of securities or the other property so distributed, as the case may be, selected in good faith by the Continuing
Directors, or, if there are none, by the Board, or, if no such investment banking firm is in the good faith judgment of a majority of the Continuing Directors or the Board, as applicable, available to make such determination, in good faith by a majority of the Continuing Directors, or, if there are none, by the Board, whose determination shall be final and binding on the Company, the Rights Agent and the holders of Rights.

         Section 12. Certification of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11, 13 or 23(c) of this Rights Agreement, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts giving rise to such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 of this Rights Agreement. Notwithstanding the foregoing sentence, the failure of the Company, to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11, 13 or 23(c) of this Rights Agreement shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such certificate.

         Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

         (a) In the event that, following the Stock Acquisition Date, directly or indirectly, (w) the Company shall consolidate with, or merge with and into, any other Person (other than an Exempt Person), and the Company shall not be the surviving or continuing corporation of such consolidation or merger, or (x) any Person (other than an Exempt Person) shall consolidate with, or merge with and into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or other property, or (y) the Company shall effect a statutory share exchange with the outstanding shares of Common Stock being exchanged for stock or other securities of any other Person or cash or other property, or (z) the Company or one or more of its Subsidiaries shall, directly or indirectly, sell or otherwise transfer to any other Person, or any Affiliate or Associate of such Person, in one or more transactions, or the Company or one or more of its Subsidiaries shall sell or otherwise transfer to any Persons in one or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions) then, on the first occurrence of any such event, proper provision shall be made so that (i) each holder of record of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof and payment of the Exercise Price in accordance with the terms of this Rights Agreement, such number of shares of validly issued, fully paid, nonassessable and freely tradable Common Stock of the Principal Party (as defined herein), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall, based on the Fair Market Value of the Common Stock of the Principal Party on the date of the consummation of such consolidation, merger, sale or transfer, equal twice the Exercise Price; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement; (iii) the term "Company" for all purposes of this Rights Agreement shall thereafter be deemed to refer to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with the provisions of Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; provided, however, that upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all of the assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had it, at the time of such transaction, owned the shares of Common Stock of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the occurrence of any event described in clause (x), (y) or (z) above of this Section 13(a).

         (b)      "Principal Party" shall mean

                  (i) in the case of any  transaction  described  in (w), (x) or
         (y) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which shares of Common Stock of the Company are changed or otherwise exchanged or converted in such merger, consolidation or exchange, or, if there is more than one such issuer, the issuer of the Common Stock of which has the greatest aggregate market value of shares outstanding or (B) if no such securities are so issued, (x) the Person that is the other party to the merger, consolidation or exchange and that survives such merger, consolidation or exchange, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger, consolidation or exchange does not survive the merger, consolidation or exchange, the Person that does survive the merge, consolidation, or exchange (including the Company if it survives); and

                  (ii) in the case of any transaction described in (z) of the first sentence in Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case, if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or if such Person is a Subsidiary, directly or indirectly, of more than one
         Person, the Common Stocks of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value of shares outstanding.

         (c) The Company shall not consummate any consolidation, merger or sale or transfer of assets or earning power referred to in Section 13(a) unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit exercise in full of all Rights in accordance with this Section 13 and unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the Principal Party shall, upon consummation of such consolidation, merger, exchange or sale or transfer of assets or earning power, assume this Rights Agreement in accordance with Section 13(a) hereof and that all rights of first refusal or preemptive rights in respect of the issuance of shares of Common Stock of the Principal Party upon exercise of outstanding Rights have been waived and that such transaction shall not result in a default by the Principal Party under this Rights Agreement, and further providing that, as soon as practicable after the date of any consolidation, merger, exchange or sale or transfer of assets or earning power referred to in Section 13(a) hereof, the Principal Party will:

                  (i) prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the date of expiration of the Rights, and similarly comply with applicable state securities laws;

                  (ii) use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on NASDAQ or such other system on which the Common Stock may be quoted; and

                  (iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

In the event that any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in
Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall, subject to the provisions of Section 7(e) hereof, thereafter be exercisable in the manner described in Section 13(a) hereof.

         (d) The Company shall not enter into any transaction referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements or other provisions which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. In that regard, and without limiting the foregoing, in case the Principal Party which is to be a party to a transaction referred to in this Section 13 has any provision in any of its authorized securities or in its Articles or Certificate of Incorporation or Bylaws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Fair Market Value per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then Fair Market Value (other than to holders of Rights pursuant to this Section
13) or (ii) providing for any special tax or similar payment in connection with the issuance to any holder of a Right of Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

         Section 14.       Fractional Rights and Fractional Shares.

         (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of the whole Right.

         (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share or, if a Right shall then be exercisable for a fraction other than one one-hundredth of a share, integral multiples of that fraction) upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than fractions which are integral multiples of one one-hundredth of a share or, if a Right shall then be exercisable for a fraction other than one one-hundredth of a share, integral multiples of that fraction). In lieu of issuing fractions of shares of Preferred Stock, the Company may, at its election, issue depositary receipts evidencing fractions of shares pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all of the rights, privileges and preferences to which they would be entitled as owners of the Preferred Stock. With respect to fractional shares that are not integral multiples of one one-hundredth of a share or, if a Right shall then be exercisable for a fraction other than one one-hundredth of a share, are not integral multiples of that fraction, if the Company does not issue such fractional shares or depositary receipts in lieu thereof, there shall be paid to the holders of record of Right Certificates at the time such Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of a share of Preferred Stock.

         (c) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Rights or any fractional shares of Preferred

Stock (other than fractions which are integral multiples of one one-hundredth of a share or, if a Right shall then be exercisable for a fraction other than one one-hundredth of a share, integral multiples of that fraction) upon exercise of a Right.

         Section 15. Rights of Action. All rights of action in respect of this Rights Agreement, except the rights of action given to the Rights Agent in
Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, institute, and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

         Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

         (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

         (c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

         Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

         Section 18.       Concerning the Rights Agent.

         (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other distributions incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the costs and expenses of defending against any claim of liability relating to the Rights or this Rights Agreement.

         (b) The Rights Agent shall be protected against, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its administration of this Rights Agreement in reliance upon any Right Certificate or certificate for Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in
Section 20 hereof.

         Section 19. Merger or Consolidation of, or Change in Name of, the Rights Agent.

         (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right
Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

         (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates by their acceptance thereof, shall be bound:

         (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be defined to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President and by the Chief
Financial Officer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

         (c) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof), or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

         (d) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any adjustment in the terms of the Rights (including the manner, method or amount required under the provisions of
Section 11 or 13 hereof) or for ascertaining the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12 describing such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Preferred Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

         (e) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

         (f) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President or any Vice President and confirmed by the Chief Financial Officer, the Secretary or an Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties. The Rights Agent shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

         (g) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

         (h) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

         Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon thirty (30) days written notice mailed to the Company and to each transfer agent of the Common Stock and the Preferred Stock by registered or certified mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon thirty (30) days written notice, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding the foregoing provisions of this Section 21, in no event will the resignation or removal of a Rights Agent be effective until a successor Rights Agent has been appointed and has accepted such appointment. If the Company shall fail to make such appointment within a period of thirty
(30) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the incumbent Rights Agent or the holder of record of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of any state thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination in the conduct of its corporate trust or stock transfer business by federal or state authorities and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate controlled by a corporation described in clause
(a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file written notice thereof with the predecessor Rights Agent and each transfer agent of the Common Stock and Preferred Stock, and mail a written notice thereof to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Notwithstanding the foregoing provisions, in the event of resignation, removal or incapacity of the Rights Agent, the Company shall have the authority to act as the Rights Agent until a successor Rights Agent shall have assumed the duties of the Rights Agent hereunder.

         Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement.

         Section 23.       Redemption.

         (a) The Board of Directors of the Company may, at its option by majority vote, redeem all but not less than all of the then outstanding Rights, at any time prior to the Close of Business on the earlier of (i) the tenth day following the Stock Acquisition Date (subject to extension by the Company as provided in Section 27 hereof) or (ii) the Final Expiration Date, at a redemption price of $.001 per Right, subject to adjustments to reflect any stock split, stock dividend or similar transaction occurring after the date hereof as provided in subsection (c) below (the "Redemption Price"); provided, however, the Company may redeem the Rights only if at the time of the action of the Board there are then in office not less than two Continuing Directors and such redemption is approved by a majority of the Continuing Directors then in office. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to Section 11(a)(ii) prior to the expiration of the Company's right of redemption hereunder.

         (b) Immediately upon the Board's action ordering the redemption of rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within ten (10) days after the effective time of the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent, or prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives such notice. Each notice of redemption will state the method by which payment of the Redemption Price will be made. At the option of the Board, the Redemption Price may be paid in cash to each Rights holder or by the issuance of shares (and, at the Company's election pursuant to Section 14(b) hereof, cash or depositary receipts in lieu of fractions of shares other than fractions which are integral multiples of one one-hundredth (1/100) of a share or, if a Right shall then be exercisable for a fraction other than one one-hundredth of a share, integral multiples of that fraction) of Preferred Stock having a Fair Market Value equal to such cash payment.

         (c) In the event the Company shall at any time after the date of this Rights Agreement (A) pay any dividend on Common Stock in shares of Common Stock,
(B) subdivide or split the outstanding shares of Common Stock into a greater number of shares or (C) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Common Stock, then, and in each such event, the Redemption Price shall be adjusted so that the Redemption Price after such event shall equal the Redemption Price immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event.

         Section 24.  Exchange.

         (a) The Board may, at its option (provided at the time of such election by the Board there are then in office not less than two Continuing Directors and such election is approved by a majority of the Continuing Directors then in office), at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (excluding Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock, with each Right to be exchanged for such number of shares of Common Stock as shall equal the result obtained by dividing (A) the Exercise Price by (B) the current Fair Market Value of a share of the Common Stock (determined pursuant to Section 11(d) hereof on the first occurrence of the event described in Section 11(a) (ii)) appropriately adjusted to reflect any stock split, stock dividend or a similar transaction occurring thereafter (such exchange ratio is hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of shares of Common Stock aggregating fifty percent (50%) or more of the shares of Common Stock then outstanding.

         (b) Immediately upon the Board's action ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right of a holder of such rights thereafter shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such an exchange. The Company promptly shall mail a notice of any such exchange to all of the registered holders of the Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice mailed in accordance herewith shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each registered Rights holder.

         (c) In the event that there are insufficient shares of Common Stock authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take such action to authorize such additional number of shares of Common Stock, the Company shall substitute, for each share of Common Stock that would otherwise be issuable upon the exchange of Rights, a number of shares of Preferred Stock or a fraction thereof so that the Fair Market Value of one share of Preferred Stock multiplied by such number or fraction is equal to the Fair Market Value of one share of Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.

         (d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of the Right certificates, with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole share of Common Stock. For purposes of this paragraph (d), the Fair Market Value of a whole share of Common Stock shall be the closing price (as defined in Section 11(d)) of a share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

         Section 25.       Notice of Proposed Actions.

         (a) In case the Company,  after the Distribution Date, shall propose to
(i) effect any of the transactions  referred to in Section 11(a)(i) or 11(i), or
(ii) offer to the holders of record of its Common Stock options, warrants, or other rights to subscribe for or to purchase shares of Common Stock (including any security convertible into or exchangeable for Common Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, or (iii) effect any reclassification of its Preferred Stock or Common Stock or any recapitalization or reorganization of the Company, or (iv) effect any consolidation, merger with or into, exchange or any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of record of a Right Certificate, in accordance with Section 26 hereof, notice of such proposed action, which shall specify the record date for the purposes of such transaction referred to in
Section 11(a)(i) or 11(i) or such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, merger, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of Common Stock or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause
(i) or (ii) above at least ten (10) days prior to the Record Date for determining holders of record of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of Common Stock or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

         (b) In case any of the transactions referred to in Section 11(a)(i), 11(i) or 13 of this Rights Agreement are proposed, then, in any such case, the Company shall give to each holder of Rights, in accordance with Section 26 hereof, notice of the proposal of such transaction at least ten (10) days prior to consummating such transaction. Such notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(i), 11(i) or 13 hereof, as the case may be, and upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

         Section 26. Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of record of any Right Certificate or Right to or on the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                                    NORTHWEST TELEPRODUCTIONS, INC.
                                    4000 West 76th Street
                                    Minneapolis, MN 55435
                                    Attention:  Chief Executive Officer

         Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of record of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                                    AMERICAN  STOCK  TRANSFER & TRUST COMPANY
                                    40 Wall Street,  46th Floor
                                    New York,  New York 10005

         Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of record of any Right Certificate or Right shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         Section 27. Supplements and Amendments. For as long as the Rights are then redeemable and except as provided in the last sentence of this Section 27, the Company may, in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement without the approval of any holders of the Rights. At any time when the Rights are then redeemable and except as provided in the last sentence of this Section 27, the Company may upon approval by the Board (provided at the time of such approval by the Board there are then in office not less than two Continuing Directors and such approval is joined in by a majority of the Continuing Directors then in office), and the Rights Agent shall if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of the Right Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to extend the Final Expiration Date or the period in which the Company may redeem the Rights, or
(iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable, provided that no such supplement or amendment pursuant to this clause shall materially adversely affect the interest of the holders of the Right Certificates. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, and supplements or amendments may be made after the time that any Person becomes an Acquiring Person (other than pursuant to a Qualifying Tender Offer) only if at the time of the action of the Board approving such supplement or amendment there are then in office not less than two Continuing Directors and such supplement or amendment is approved by a majority of the Continuing Directors then in office.

         Section 28. Successors. All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 29. Benefits of this Rights Agreement. Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of Common Stock in their capacity as holders of the Rights) any legal or equitable right, remedy or claim under this Rights

Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

         Section  30.  Severability.   If  any  term,  provision,   covenant  or
restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 31. Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Minnesota and for all purposes shall be governed by and construed and enforced in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

         Section 32. Counterparts. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed, all as of the day and year first above written.

                                 NORTHWEST TELEPRODUCTIONS, INC.

                                 By:      /s/ Phillip A. Staden
                                    Its:  President and Chief Executive Officer

                                 AMERICAN STOCK TRANSFER & TRUST COMPANY

                                 By:      /s/ H. J. Lemmer
                                    Its:   Vice President

Exhibits:

         A - Certificate of Designations of Series A Preferred Stock

         B - Summary of Rights to Purchase Shares of Series A Preferred Stock

         C - Form of Right Certificate

(Exhibit A)
                           CERTIFICATE OF DESIGNATIONS

                                       OF

                            SERIES A PREFERRED STOCK

                                       OF

                         NORTHWEST TELEPRODUCTIONS, INC.

                        (Pursuant to Chapter 302A of the
                       Minnesota Business Corporation Act)




         Northwest Teleproductions, Inc., a corporation organized and existing under the Minnesota Business Corporation Act (hereinafter called the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company at a meeting duly called and held on July 31, 1998:

         RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors of the Company (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of Section 5.4 of the Articles of Incorporation, as amended to date (hereinafter called the "Articles of Incorporation"), the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

         Series A Preferred Stock:

         Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Preferred Stock" (the "Series A Preferred Stock"), and the number of shares constituting the Series A Preferred Stock shall be One Hundred Thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that, no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Stock.

         Section 2.  Dividends and Distributions.

         (A) Subject to the rights of the holders of any shares of any series of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the

Company or Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times (as adjusted, the "Dividend Multiple") the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) The Company shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

         (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

         Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes (as adjusted, the "Vote Multiple") on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) Except as otherwise provided in Section 10 hereof, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

                  (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4.        Certain Restrictions.

                  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in
         Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Company shall not:

                           (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding
                  up) to the Series A Preferred Stock;

                           (ii)  declare  or pay  dividends,  or make any  other
                  distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                           (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation and winding up) to the Series A Preferred Stock; or

                           (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this
         Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

         Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A
Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the greater of (i) $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) subject to the provision for adjustment hereinafter set forth, 100 times (as adjusted, the "Liquidation Preference Multiple") the aggregate amount to be distributed per share to holders of shares of Common Stock, or (B) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the Liquidation Preference Multiple shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 7. Consolidation, Merger, Etc. In case the Company shall enter into any consolidation, merger, statutory exchange combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times (as adjusted, the "Exchange Multiple") the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the Exchange Multiple shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

         Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of Preferred Stock hereafter issued that specifically provide that they shall rank senior to the Series A Preferred Stock.

         Section 10. Amendment. If any proposed amendment to the Articles of Incorporation or this Certificate of Designation would alter or change the preferences, special rights or powers given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, or would authorize the issuance of a class or classes of stock having preferences or rights with respect to dividends or dissolutions or the distribution of assets that would be superior to the preferences or rights of the Series A Preferred Stock, then the holders of the Series A Preferred Stock shall be entitled to vote as a series upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of Series A Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the Minnesota Business Corporation Act.

         Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

         I certify that I am authorized to execute this Certificate of Designations, and I further certify that I understand that by signing this Certificate I am subject to the penalties of perjury as set forth in Minnesota Statutes, Section 609.48, as if I had signed this Certificate under oath.


Dated:  August 3, 1998

                                     /s/ Phillip A. Staden
                                   Phillip A. Staden, President and
                                     Chief Executive Officer

(Exhibit B)



                          SUMMARY OF RIGHTS TO PURCHASE
                       SHARES OF SERIES A PREFERRED STOCK


         On July 31, 1998, the Board of Directors of Northwest Teleproductions, Inc. (the "Company") declared a dividend of one preferred stock purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Stock"), of the Company. The dividend is payable on August 14, 1998 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company at a price of $11.00 per one one-hundredth of a Preferred Share (the "Exercise Price"), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement dated as of July 31, 1998 (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent").

         Until the earlier of (i) 10 days following a public announcement by the Company or a person or group of affiliated or associated persons (an "Acquiring Person") that such an Acquiring Person has acquired beneficial ownership of 15% or more of the outstanding Common Stock or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate with a copy of this Summary of Rights attached thereto.

         The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on July 31, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, as described below.

         The Exercise Price payable, and/or the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, or certain distributions on, the Common Stock, (ii) the issuance to holders of Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (other than regular periodic cash dividends) or of subscription rights or warrants.

         Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each share of Preferred Stock will have 100 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

         Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-hundredth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

         In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Preferred Stock having a market value of two
(2) times the Exercise Price of the Right. In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or fifty percent (50%) or more of its consolidated assets or earning power are sold, proper provision will be made so that each registered holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Exercise Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two (2) times the Exercise Price of the Right.

         At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (except the Rights owned by such person or group which will have become void), in whole or in part, with each Right to be exchanged for the number of shares of Common Stock as shall equal the result obtained by dividing the then current Exercise Price by the then market value of a share of Common Stock. This exchange ratio is subject to further adjustment to reflect any stock splits, stock dividends or similar transactions occurring thereafter. If there are insufficient shares of Common Stock authorized but unissued to permit the Company to complete any exchange of the Rights, the Company may, under certain circumstances, substitute for each share of Common Stock that would otherwise be issued upon such exchange of the Rights, shares of Preferred Stock with market value equal to the market value of the shares of Common Stock that would otherwise be issuable upon such exchange of the Rights.

         No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock or, if a Right shall then be exercisable for a fraction other than one one-hundredth of a share, integral multiples of that fraction, which in either case may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the fair market value of the shares of Preferred Stock on the date of exercise.

         At any time prior to ten days (subject to extension by the Board of Directors of the Company) after the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.001 per Right, subject to adjustment for stock splits, stock dividends or similar transactions, (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The right to exercise the Rights will terminate immediately upon any redemption of the Rights, and the only right of the holders of Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated August 14, 1998. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

(Exhibit C)


                           [Form of Right Certificate]


Certificate No. R-_______                                         _______ Rights


NOT EXERCISABLE AFTER JULY 31, 2008 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.001 PER RIGHT (SUBJECT TO ADJUSTMENT) ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE BENEFICIALLY OWNED BY, OR WERE ACQUIRED FROM, AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) SHALL BECOME NULL AND VOID.

                                Right Certificate

                         NORTHWEST TELEPRODUCTIONS, INC.


         This certifies that ____________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitle the holder to thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of July 31, 1998 (the "Rights Agreement"), between NORTHWEST TELEPRODUCTIONS, INC., a Minnesota corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as defined in the Rights
Agreement) and prior to 5:00 P.M. (Minneapolis time) on July 31, 2008 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one-hundredth (1/100) of a fully paid, non-assessable share of Series A Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $11.00 per one-hundredth (1/100) of a share (the "Exercise Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed.

         The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price set forth above, are the number and Exercise Price as of July 31, 1998, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to adjustment upon the occurrence of certain events.

         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

         This Right Certificate, with or without other Right Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one-hundredths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights unexercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at its option at a redemption price of $.001 per Right, subject to adjustment as provided in the Rights Agreement, at any time prior to the earlier of the close of business on
(A) the tenth day following the Stock Acquisition Date (such time period may be extended pursuant to the Rights Agreement) or (B) the Final Expiration Date (as defined in the Rights Agreement), and (ii) may, at the option of the Company, be exchanged in whole or in part for Preferred Stock or shares of the Company's Common Stock, par value $.01 per share.

         No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock or, if a Right shall then be exercisable for a fraction other than one one-hundredth of a share, integral multiples of that fraction, which in either case may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

         From and after the first occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, any Rights evidenced by this Right Certificate that are Beneficially Owned by an Acquiring Person, any Associate or Affiliate of such Acquiring Person or certain transferees of any such Acquiring Person (or of any such Associate or Affiliate) (as such terms are defined in the Rights Agreement) shall be null and void without further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights.

         This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.


         WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _________________, ______.


ATTEST:                                     NORTHWEST TELEPRODUCTIONS, INC.


By: _______________________________         By:_______________________________
   Its:                                        Its:


Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY
as Rights Agent


By:_______________________________
   Authorized Signature

                   [Form of Reverse Side of Right Certificate]


                               FORM OF ASSIGNMENT


                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)


FOR VALUE RECEIVED _____________________________________________
hereby sells, assigns and transfers unto

      _____________________________________________________________
                  (Please print name and address of transferee)
      _____________________________________________________________

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

THE UNDERSIGNED HEREBY CERTIFIES that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Dated: _______________, ____


                                    ________________________________
                                    Signature


THE SIGNATURES TO THIS FORM OF ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS RIGHT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE MEDALLION GUARANTEED BY AN ELIGIBLE INSTITUTION AS DEFINED IN SECTION 240.17 Ad-15 OF THE SECURITIES EXCHANGE ACT OF 1934.

            [Form of Reverse Side of Right Certificate -- continued]

                          FORM OF ELECTION TO PURCHASE

                  (To be executed if holder desires to exercise
                  Rights represented by the Right Certificate)

To NORTHWEST TELEPRODUCTIONS, INC.

         The  undersigned  hereby  irrevocably  elects to  exercise  ___________
Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon exercise of such Rights and requests that certificates for such Preferred Stock be issued in the name of:

Please insert social security
or other identifying number    _____________________

        _______________________________________________________
                         (Please print name and address)
        _______________________________________________________

If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

        _______________________________________________________
                         (Please print name and address)
        _______________________________________________________

THE UNDERSIGNED HEREBY CERTIFIES that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Dated:  __________________, ______

                                    ______________________________
                                    Signature

THE SIGNATURES TO THIS FORM OF ELECTION TO PURCHASE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS RIGHT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE MEDALLION GUARANTEED BY AN ELIGIBLE INSTITUTION AS DEFINED IN SECTION 240.17 Ad-15 OF THE SECURITIES EXCHANGE ACT OF 1934.